Exhibit 99.1

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF LOUISIANA

LAFAYETTE DIVISION

IN RE LHC GROUP, INC. DERIVATIVE LITIGATION	) ) ) ) ) )	Lead Case No. 6:13-cv-02899-JTT-CBW (Derivative Action)
This Document Relates To: ALL ACTIONS.

NOTICE OF PROPOSED SETTLEMENT

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF LHC GROUP, INC. (“LHC” OR THE “COMPANY”) AS OF OCTOBER 7, 2015 (“CURRENT LHC STOCKHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

PLEASE NOTE THAT THIS ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THIS ACTION.

YOU ARE HEREBY NOTIFIED, pursuant to an order of the United States District Court for the Western District of Louisiana (the “Court”) that a proposed Settlement[1] has been reached between the parties to a consolidated shareholder derivative action styled In re LHC Group, Inc. Derivative Litigation, Lead Case No. 6:13-cv-02899-JTT-CBW (the “Consolidated Derivative Action”). This Notice is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement of the Consolidated Derivative Action are set forth in a Stipulation of Settlement dated October 7, 2015 (the “Stipulation”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is attached hereto.

I. WHY THE COURT HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the Consolidated Derivative Action. The parties to the Consolidated Derivative Action have agreed upon terms to settle the Consolidated Derivative Action and have signed the Stipulation setting forth those Settlement terms.

II. SUMMARY OF THE ACTION

On October 18, 2013, Plaintiff Lee Ann Plummer commenced a shareholder derivative action in the United States District Court for the Western District of Louisiana (the “Court”) on behalf of nominal defendant LHC against the Individual Defendants (collectively “Defendants”) styled Plummer v. Myers, et al., No. 6:13-cv-02899-JTT-CMH (the “Plummer Action”). The Verified Derivative Complaint filed in the Plummer Action alleged state law claims against each of the Individual Defendants for breach of fiduciary duty and against certain Individual Defendants for insider trading and unjust enrichment.

On December 5, 2013, the parties to the Plummer Action filed a Joint Motion for Stay of Litigation requesting a stay of the Plummer Action pending the conclusion of expert discovery in a related shareholder securities class action pending in the Court styled City of Omaha Police & Fire Ret. Sys. v.LHC Group, Inc., No. 6:12-cv-01609-JTT-CMH (the “Securities Class Action”). On December 6, 2013, the Court entered an Order Staying Litigation that stayed the Plummer Action pending the conclusion of expert discovery in the Securities Class Action.

_________________________

[1] All capitalized terms herein have the same meanings as set forth in the Stipulation.

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On December 30, 2013, Plaintiff Sharon McCormack commenced a related shareholder derivative action in the Court against the Defendants styled McCormack v. Myers, et al., No. 6:13-cv-03301-JTT-CMH (the “McCormack Action”). The Verified Shareholder Derivative Complaint filed in the McCormack Action and the Verified Derivative Complaint filed in the Plummer Action challenged similar alleged misconduct by the Individual Defendants, and involved common questions of law and fact.

On February 28, 2014, the parties to the Plummer Action and the McCormack Action filed a Joint Motion to Lift Stay For Limited Purpose, Consolidate Related Actions, Appoint Co-Lead Counsel and Liaison Counsel, and Stay Consolidated Action. On March 21, 2014, the Court entered an Order Consolidating Related Actions, Appointing Co-Lead Counsel and Liaison Counsel, and Stay Consolidated Action that provided for, inter alia: (i) the consolidation of the Plummer Action and the McCormack Action into the above-captioned consolidated derivative action (the “Consolidated Derivative Action”); (ii) the appointment of Kessler Topaz Meltzer & Check, LLP and Johnson & Weaver, LLP as Co-Lead Counsel for Plaintiffs; (iii) the appointment of O’Bell Law Firm, LLC as Liaison Counsel for Plaintiffs; and (iv) a stay of the Consolidated Derivative Action pending the conclusion of expert discovery in the Securities Class Action.

In mid- to late-March 2014, the parties to the Securities Class Action reached an agreement-in-principle to settle that matter. The parties to the Securities Class Action then negotiated a stipulation of settlement, which was executed on June 16, 2014. On March 3, 2015, the Court entered a judgment granting final approval of the settlement in the Securities Class Action.

Commencing in or about October 2014, counsel in the Consolidated Derivative Action began extensive, arm’s length negotiations regarding a possible resolution of the Consolidated Derivative Action. Thereafter, counsel for the Parties in the Consolidated Derivative Action reached an agreement to resolve that matter on the terms set forth herein.

III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions, and other matters that are part of the Settlement are subject to approval by the Court and a number of other conditions. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and may be viewed at www.lhcgroup.com. As set forth therein, the terms of the Settlement include the adoption and/or maintenance of the following corporate governance measures:

A.                Compliance Policies

1.	The following compliance policies shall be amended as set forth in Exhibits A-F attached to the Stipulation:
a.	Billing Compliance (attached to the Stipulation as Exhibit A);
b.	Compliance Auditing and Monitoring (attached to the Stipulation as Exhibit B);

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c.	Corporate Compliance Lines of Communication (attached to the Stipulation as Exhibit C);
d.	Home Health Standards of Conduct (attached to the Stipulation as Exhibit D);
e.	Non-Retaliation/Non-Retribution (attached to the Stipulation as Exhibit E); and
f.	Reporting Compliance Issues (attached to the Stipulation as Exhibit F).
2.	The following Compliance Policies shall remain unchanged as set forth in Exhibit G-H attached to the Stipulation:
g.	Charitable Contributions (attached to the Stipulation as Exhibit G); and
h.	Hospice Standards of Conduct (attached to the Stipulation as Exhibit H).

B.                 Audit Committee Charter

1.	LHC’s Audit Committee Charter shall be revised as follows:
a.	Section IV.5(c)(i) of the Audit Committee Charter shall be revised to state:

Meet semi-annually with the Chief Compliance Officer for a report on the Company’s Corporate Compliance Program, including a review of any issues that may affect in any material way the financial reporting process, the financial or enterprise risks of the Company, or internal control systems of the Company, including any changes to CMS reimbursement policies, rules, and/or regulations affecting LHC.

b.	Section IV.5(c)(ii) of the Audit Committee Charter shall be revised to state:

Receive and review semi-annual written reports from the Chief Compliance Officer regarding, among other things: (i) compliance-related activities undertaken by the Company; (ii) any changes to CMS reimbursement policies, rules, and/or regulations affecting LHC; (iii) the results of material compliance audits conducted; (iv) reports on on-going compliance training programs; (v) calls received by the Company’s anonymous hotline and web-based reports, and the investigation and resolution of those matters; (vi) the effectiveness of the Company’s Code of Conduct and Ethics, and (vii) other complaints and allegations relating to the Company’s compliance matters.

C.                 Insider Trading and Pre-Clearance Policies

1.	The following Insider Trading and Pre-Clearance Policies shall be amended as set forth in Exhibits I-J attached to the Stipulation:
a.	Security Trades by Company Personnel – Insider Trading (attached to the Stipulation as Exhibit I); and
b.	Security Trades by Company Personnel – Pre-Clearance (attached to the Stipulation as Exhibit J).

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The policy entitled “Security Trades by Company Personnel – Insider Trading” (attached to the Stipulation as Exhibit I) shall be published on the Company’s website at www.lhcgroup.com. The policy entitled “Security Trades by Company Personnel – Pre-Clearance” (attached to the Stipulation as Exhibit J) shall be published on the Company’s internal intranet.

D.                Lead Independent Director Guidelines

1.	Unless the Chairman is an independent director, the independent directors of the Board shall annually elect or reaffirm by majority vote a Lead Independent Director. The Lead Independent Director shall serve in that position until a successor shall have been duly elected or until the Lead Independent Director resigns, or is otherwise removed from or replaced in that office by the Board. In addition to the duties of all Board members, which shall not be limited or diminished by the Lead Independent Director’s role, the specific responsibilities of the Lead Independent Director shall be to:
a.	Advise the Chairman of the Board as to an appropriate schedule of Board meetings;
b.	Provide the Chairman of the Board with input as to the preparation of agendas for Board meetings, and ensure critical issues are included;
c.	Advise the Chairman of the Board as to the quality, quantity, appropriateness and timeliness of the flow of information provided to the Board;
d.	Recommend to the Chairman of the Board the retention of consultants who report directly to the Board;
e.	Coordinate, develop the agenda for, and preside at meetings of the independent directors, which the Lead Independent Director shall have the authority to call;
f.	Act as principal liaison on Board-wide issues between the independent directors and the Chairman;
g.	In conjunction with the Chairman, facilitate the effective and transparent interaction of Board members and management;
h.	Evaluate, along with the members of the Compensation Committee and the full Board, the CEO’s performance and meet with the CEO to discuss the Board’s evaluation;
i.	Assist in the recruitment of Board candidates; and
j.	Perform such other duties as the Board may from time to time delegate.

E.                 Director Performance Review

1.	LHC will conduct annual performance reviews of individual Directors by having the Governance Committee (including its Chair) lead an annual performance evaluation of each Director. The Governance Committee will be responsible for determining how to evaluate director performance. The Governance Committee will review each evaluation and, if appropriate, discuss the evaluation with the individual Director.

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F.                  Political Contributions

1.	LHC’s Corporate Governance Guidelines shall be amended to include the following provision:

Management shall update the Board, at least once per year, regarding any political contributions made by the Company to U.S. local, state, and federal government officials who oversee or regulate company operations, including any expenditures on lobbyists and policy action committees, and any contributions to U.S. trade organizations.

IV. DISMISSAL OF CONSOLIDATED DERIVATIVE ACTION AND RELEASE OF CLAIMS

The Stipulation also provides for the entry of judgment dismissing the Consolidated Derivative Action on the merits with prejudice, and certain releases as detailed in the Stipulation.

V. PLAINTIFFS’ ATTORNEY FEES AND EXPENSES

The maximum amount of aggregate fees and expenses that will be sought by Plaintiffs’ Counsel in the Consolidated Derivative Action is $550,000. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of LHC stockholders. Any fee awarded by the Court is designed to compensate Plaintiffs’ Counsel for the results achieved in the Consolidated Derivative Action and the risks of undertaking the prosecution of the Consolidated Derivative Action on a contingent basis.

VI. REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Consolidated Derivative Action, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

A. Why Did Plaintiffs Agree to Settle?

Plaintiffs believe that the claims asserted in the Consolidated Derivative Action on behalf of LHC have merit. Plaintiffs, however, recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Consolidated Derivative Action against the Individual Defendants through trial and appeals. Plaintiffs and their counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Consolidated Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Consolidated Derivative Action. Based on their evaluation, Plaintiffs and their counsel have determined that the Settlement set forth in the Stipulation is in the best interests of LHC. Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation confers substantial benefits upon LHC and its stockholders.

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B. Why Did the Defendants Agree to Settle?

Defendants have denied, and continue to deny, each and all of the claims and contentions alleged by the Plaintiffs in the Consolidated Derivative Action and maintain furthermore that they have meritorious defenses. Defendants also have denied and continue to deny, among other allegations, the allegations that Plaintiffs, LHC, or its stockholders have suffered damage or that Plaintiffs, LHC, or its stockholders were harmed in any way by the conduct alleged in the Consolidated Derivative Action or otherwise. The Defendants have further asserted and continue to assert that at all times they acted in good faith and in a manner they reasonably believed to be and that was in the best interests of LHC and its stockholders. Nonetheless, Defendants have concluded that further litigation would be protracted and expensive and that it is desirable that the Consolidated Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Consolidated Derivative Action. Defendants have, therefore, determined that it is desirable that the Consolidated Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

VII. SETTLEMENT HEARING

On January 20, 2016 at 10:00 a.m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Western District of Louisiana, 800 Lafayette Street, Suite 2100, Lafayette, Louisiana 70501 to (i) determine whether the proposed Settlement of the Consolidated Derivative Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of LHC and its stockholders; (ii) hear and rule on any objections to the proposed Settlement, the proposed Order and Final Judgment, and proposed Fee and Expense Award; (iii) determine whether to approve the Fee and Expense Award; and (iv) determine whether the Court should enter the Order and Final Judgment, attached as Exhibit M to the Stipulation, which would dismiss with prejudice the Consolidated Derivative Action and release the Released Claims. If the Settlement is approved, you will be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Order and Final Judgment, in the Consolidated Derivative Action concerning the Settlement, whether favorable or unfavorable to you or LHC.

Pending final determination of whether the Settlement should be approved, no LHC stockholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, an action or proceeding in any court, administrative agency, or other tribunal asserting any of the Released Claims.

VIII. RIGHT TO ATTEND FINAL HEARING

You may enter an appearance in the Consolidated Derivative Action, at your own expense, individually or through counsel of your choice. If you want to object at the Final Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Final Hearing, you should confirm the date and time before going to the Court. If you have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action.

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IX. THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT

Any Current LHC Stockholder may object to the Settlement of the Consolidated Derivative Action, the proposed Order and Final Judgment, and/or the proposed Fee and Expense Award, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, such stockholders must submit copies of: (a) a written statement identifying such person’s or entity’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) proof of current ownership of LHC common stock, including the number of shares of LHC common stock and the date or dates of purchase; (c) a written statement explaining the person’s or entity’s objection and the reasons for such objection; and (d) any documentation in support of such objection. If the stockholder wishes to appear at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the United States District Court for the Western District of Louisiana – Lafayette Division and sent by first class mail to the following addresses and postmarked at least fourteen (14) calendar days before the Settlement Hearing:

KESSLER TOPAZ

MELTZER & CHECK, LLP

Eric L. Zagar

280 King of Prussia Road

Radnor, PA 19087

-and-

JOHNSON & WEAVER, LLP

Frank J. Johnson

600 West Broadway, Suite 1540

San Diego, CA 92101

Counsel for Plaintiffs

ALSTON & BIRD

John A. Jordak, Jr.

1201 West Peachtree Street NW

Atlanta, GA 30309

Counsel for Defendants

Any person or entity who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Order and Final Judgment, and Fee and Expense Award; (ii) barred from raising such objection in this Consolidated Derivative Action or any other action or proceeding; and (iii) bound by the Order and Final Judgment and the releases of claims therein.

Current LHC Stockholders that have no objection to the Settlement, Order and Final Judgment, and/or Fee and Expense Award do not need to appear at the Settlement Hearing or take any other action.

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X. HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Consolidated Derivative Action or the terms of the Settlement contained in the Stipulation.

Inquiries about the Consolidated Derivative Action or the Settlement may be made to Plaintiffs’ Counsel: Eric L. Zagar, Kessler Topaz Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA, 19087; telephone 610-667-7706 or Frank J. Johnson, Johnson & Weaver, LLP, 600 West Broadway, Suite 1540, San Diego, CA, 92101; telephone 619-230-0063.

DATED: OCTOBER 26, 2015	BY ORDER OF THIS COURT
UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF LOUISIANA
LAFAYETTE DIVISION

DO NOT CONTACT THE CLERK OF THE COURT

REGARDING THIS NOTICE

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UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF LOUISIANA

LAFAYETTE DIVISION

IN RE LHC GROUP, INC. DERIVATIVE LITIGATION	) ) ) ) ) )	Lead Case No. 6:13-cv-02899-JTT-CBW (Derivative Action)
This Document Relates To: ALL ACTIONS.

STIPULATION OF SETTLEMENT

This Stipulation of Settlement dated October 7, 2015 (the “Stipulation”), is made and entered into by and among the following parties, each by and through their respective counsel: (i) plaintiffs Lee Ann Plummer and Sharon McCormack (“Plaintiffs”), derivatively on behalf of LHC Group, Inc. (“LHC” or the “Company”); (ii) defendants Keith G. Myers, Donald D. Stelly, Peter J. Roman, W.J. “Billy” Tauzin, Monica F. Azare, John B. Breaux, Ted W. Hoyt, John L. Indest, George A. Lewis, Ronald T. Nixon, Kenneth E. Thorpe, Dan S. Wilford, Angie M. Bergnaud, and Barbara Goodman (collectively, the “Individual Defendants”); and (iii) nominal defendant LHC (collectively, the “Parties”). This Stipulation is intended by the Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined below), upon and subject to the terms and conditions hereof.

II.                BACKGROUND AND PROCEDURAL HISTORY

LHC is a Delaware corporation with its principal place of business at 420 West Pinhook Road, Suite A, Lafayette, Louisiana 70503. On October 18, 2013, Plaintiff Lee Ann Plummer commenced a shareholder derivative action in the United States District Court for the Western District of Louisiana (the “Court”) on behalf of nominal defendant LHC against the Individual Defendants (collectively “Defendants”) styled Plummer v. Myers, et al., No. 6:13-cv-02899-JTT-CMH (the “Plummer Action”). The Verified Derivative Complaint filed in the Plummer Action alleged state law claims against each of the Individual Defendants for breach of fiduciary duty and against certain Individual Defendants for insider trading and unjust enrichment.

On December 5, 2013, the parties to the Plummer Action filed a Joint Motion for Stay of Litigation requesting a stay of the Plummer Action pending the conclusion of expert discovery in a related shareholder securities class action pending in the Court styled City of Omaha Police & Fire Ret. Sys. v. LHC Group, Inc., No. 6:12-cv-01609-JTT-CMH (the “Securities Class Action”). On December 6, 2013, the Court entered an Order Staying Litigation that stayed the Plummer Action pending the conclusion of expert discovery in the Securities Class Action.

On December 30, 2013, Plaintiff Sharon McCormack commenced a related shareholder derivative action in the Court against the Defendants styled McCormack v. Myers, et al., No. 6:13-cv-03301-JTT-CMH (the “McCormack Action”). The Verified Shareholder Derivative Complaint filed in the McCormack Action and the Verified Derivative Complaint filed in the Plummer Action challenged similar alleged misconduct by the Individual Defendants, and involved common questions of law and fact.

On February 28, 2014, the parties to the Plummer Action and the McCormack Action filed a Joint Motion to Lift Stay For Limited Purpose, Consolidate Related Actions, Appoint Co-Lead Counsel and Liaison Counsel, and Stay Consolidated Action. On March 21, 2014, the Court entered an Order Consolidating Related Actions, Appointing Co-Lead Counsel and Liaison Counsel, and Stay Consolidated Action that provided for, inter alia: (i) the consolidation of the Plummer Action and the McCormack Action into the above-captioned consolidated derivative action (the “Consolidated Derivative Action”); (ii) the appointment of Kessler Topaz Meltzer & Check, LLP and Johnson & Weaver, LLP as Co-Lead Counsel for Plaintiffs; (iii) the appointment of O’Bell Law Firm, LLC as Liaison Counsel for Plaintiffs; and (iv) a stay of the Consolidated Derivative Action pending the conclusion of expert discovery in the Securities Class Action.

In mid- to late-March 2014, the parties to the Securities Class Action reached an agreement-in-principle to settle that matter. The parties to the Securities Class Action then negotiated a stipulation of settlement, which was executed on June 16, 2014. On March 3, 2015, the Court entered a judgment granting final approval of the settlement in the Securities Class Action.

Commencing in or about October 2014, counsel in the Consolidated Derivative Action began extensive, arm’s length negotiations regarding a possible resolution of the Consolidated Derivative Action. Thereafter, counsel for the Parties in the Consolidated Derivative Action reached an agreement to resolve that matter on the terms set forth herein.

III.             CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs believe that the claims asserted in the Consolidated Derivative Action on behalf of LHC have merit. Plaintiffs, however, recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Consolidated Derivative Action against the Individual Defendants through trial and appeals. Plaintiffs and their counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Consolidated Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Consolidated Derivative Action. Based on their evaluation, Plaintiffs and their counsel have determined that the Settlement set forth in this Stipulation is in the best interests of LHC. Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation confers substantial benefits upon LHC and its stockholders. Plaintiffs’ Counsel base this conclusion upon, among other things, their extensive investigation during the development, prosecution, and settlement of the Consolidated Derivative Action, which included, inter alia: (i) inspecting, reviewing, and analyzing the Company’s filings with the Securities and Exchange Commission (“SEC”); (ii) inspecting, reviewing, and analyzing certain documents produced by Defendants relating to the claims asserted in the Consolidated Derivative Action; (iii) researching corporate governance issues; and (iii) researching the applicable law with respect to the claims asserted in the Consolidated Derivative Action and the potential defenses thereto.

IV.             DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied, and continue to deny, each and all of the claims and contentions alleged by the Plaintiffs in the Consolidated Derivative Action and maintain furthermore that they have meritorious defenses. Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Actions, and Defendants contend that they have numerous defenses to the allegations in the Consolidated Derivative Action. The Defendants also have denied and continue to deny, among other allegations, the allegations that Plaintiffs, LHC, or its stockholders have suffered damage or that Plaintiffs, LHC, or its stockholders were harmed in any way by the conduct alleged in the Consolidated Derivative Action or otherwise. The Defendants have further asserted and continue to assert that at all times they acted in good faith and in a manner they reasonably believed to be and that was in the best interests of LHC and its stockholders. Pursuant to the terms set forth below, this Stipulation shall in no event be construed as or deemed to be evidence of an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

Nonetheless, Defendants have concluded that further litigation would be protracted and expensive and that it is desirable that the Consolidated Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Consolidated Derivative Action. Defendants have, therefore, determined that it is desirable that the Consolidated Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation.

V.                TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Parties to this Stipulation, in consideration of the benefits flowing to the Parties from the Settlement, and subject to the approval of the Court, that the claims asserted in the Consolidated Derivative Action shall be finally and fully compromised, settled, and released, and the Consolidated Derivative Action shall be dismissed with prejudice and with full preclusive effect as to the Settling Parties, upon and subject to the terms and conditions of the Stipulation, as set forth below:

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition set forth in any document related to the Settlement set forth in this Stipulation, the definitions set forth below shall control.

1.1              “Audit Committee” means the Audit Committee of LHC.

1.2              “Audit Committee Charter” means the current and effective charter of the Audit Committee.

1.3              “Board” means the Board of Directors of LHC.

1.4              “Chairman” means the Chairman of the Board.

1.5              “Co-Lead Counsel” means Kessler Topaz Meltzer & Check, LLP and Johnson & Weaver, LLP.

1.6              “Consolidated Derivative Action” means the consolidated derivative action pending in the Court styled In re LHC Group, Inc. Derivative Litigation, Lead Case No. 6:13-cv-02899-JTT-CMH, which consists of the Plummer Action and the McCormack Action.

1.7              “Corporate Governance Guidelines” means the current and effective corporate governance guidelines adopted by the Board.

1.8              “Corporate Governance Reforms” means the corporate governance reforms detailed in Section 2 that shall be adopted, implemented, and/or maintained by LHC pursuant to the Settlement.

1.9              “Court” means the United States District Court for the Western District of Louisiana.

“Current LHC Stockholder” means any Person who owned LHC common stock as of the date of the execution of the Stipulation and who continues to hold such LHC common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of LHC, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

1.10          “Defendants” means the Individual Defendants and nominal defendant LHC.

1.11          “Director” means an individual member of the Board.

1.12          “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred.

1.13          “Exhibits” means collectively all exhibits attached to and made a part of the Stipulation, namely Exhibits A through N.

“Fee and Expense Award” means Plaintiffs’ Counsel’s attorneys’ fees and expenses not to exceed the agreed amount of $550,000, subject to review and approval by the Court.

1.14          “Final” with respect to the Order and Final Judgment to be entered pursuant to this Stipulation, occurs on the first business day following the date the Order and Final Judgment becomes final and unappealable, whether by expiration of time to appeal, affirmance on any appeal taken, or exhaustion of any possible appeal or review, writ of certiorari, lapse of time, or otherwise. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of the Fee and Expense Award. The failure of the Court to approve the Fee and Expense Award in whole or in part shall not in any way delay or preclude the Order and Final Judgment from becoming Final.

1.15          “Governance Committee” means the Nominating and Corporate Governance Committee of LHC.

1.16          “Individual Defendants” means defendants Keith G. Myers, Donald D. Stelly, Peter J. Roman, W.J. “Billy” Tauzin, Monica F. Azare, John B. Breaux, Ted W. Hoyt, John L. Indest, George A. Lewis, Ronald T. Nixon, Kenneth E. Thorpe, Dan S. Wilford, Angie M. Bergnaud, and Barbara Goodman.

1.17          “Judgment” or “Order and Final Judgment” means the final judgment and order of dismissal with prejudice to be rendered by the Court that contains all material terms of the proposed form of order attached hereto as Exhibit M.

1.18          “Lead Director” or “Lead Independent Director” means that certain position, established by LHC, to be held by an independent Director.

1.19          “LHC” or the “Company” means LHC Group, Inc., including, but not limited to, its predecessors, successors, controlling stockholders, partners, joint venturers, subsidiaries, affiliates, divisions and assigns.

1.20          “Liaison Counsel” means O’Bell Law Firm, LLC.

1.21          “McCormack Action” means the shareholder derivative action pending in the Court styled McCormack v. Myers, et al., No. 6:13-cv-03301-JTT-CMH.

1.22          “Notice” or “Notice of Proposed Settlement” means the notice of the Settlement to be provided on behalf of LHC to current LHC stockholders, substantially in the form attached hereto as Exhibit L.

1.23          “Notices” refers collectively to the Notice and the Summary Notice (defined herein).

1.24          “Parties” means Plaintiffs and Defendants.

1.25          “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government, or any political subdivision or agency thereof.

1.26          “Plaintiffs” means Lee Ann Plummer and Sharon McCormack.

1.27          “Plaintiffs’ Counsel” means Kessler Topaz Meltzer & Check, LLP, Johnson & Weaver, LLP, O’Bell Law Firm, LLC, and any other law firm that appeared for the Plaintiffs.

1.28          “Plummer Action” means the shareholder derivative action pending in the Court styled Plummer v. Myers, et al., No. 6:13-cv-02899-JTT-CMH.

1.29          “Preliminary Approval Order” means the order to be rendered by the Court preliminarily approving the Settlement, substantially in the form of the attached Exhibit K.

1.30          “Related Persons” means each of the Defendants and their past or present agents, officers, directors, attorneys, accountants, auditors, advisors, insurers (and insurers’ respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, underwriters, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns), co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns, each other individual or entity in which any of the Defendants has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns.

1.31          “Released Claims” means any and all actions, suits, claims, demands, rights, liabilities, matters, issues, and causes of action, including, but not limited to, those arising under contract, statute, or common law, including both known claims and Unknown Claims (as defined herein), whether fixed or contingent or absolute, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, discoverable or undiscoverable, concealed or hidden, that have been, could have been, or in the future might be asserted by Plaintiffs (both individually and derivatively on behalf of LHC) and/or any LHC stockholder derivatively on behalf of LHC against any Released Persons based upon, arising out of, or related to (a) the allegations, facts, transactions, events, occurrences, acts, disclosures, statements, representations, omissions, or failures to act relating to all matters involved, set forth, referred to, or alleged in any complaint(s) filed in the Consolidated Derivative Action; or (b) the defense or Settlement of the Consolidated Derivative Action and/or the Released Claims, including the payments provided for herein. “Released Claims” do not include claims arising out of, based upon, or related to any Individual Defendant’s right to indemnification, reimbursement, and/or advancement of attorneys’ fees and defense costs and expenses relating to or arising out of the subject matter of the Consolidated Derivative Action. Released Claims shall not include any claims to enforce the Settlement.

1.32          “Released Persons” shall mean and include LHC, each of the Individual Defendants, and each and all of the foregoing individuals’ and entities’ Related Persons.

1.33          “Releasing Parties” means Plaintiffs (both individually and derivatively on behalf of LHC), any other LHC stockholder on behalf of LHC, and Plaintiffs’ Counsel.

1.34          “Securities Class Action” means the now-settled and dismissed securities class action formerly pending in the Court styled City of Omaha Police & Fire Ret. Sys. v. LHC Group, Inc., No. 6:12-cv-01609-JTT-CMH.

1.35          “Settlement” means the settlement documented in this Stipulation.

1.36          “Settlement Hearing” means a hearing before the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable, and adequate, and in the best interests of LHC.

1.37          “Settling Parties” means, collectively, each and all of the Plaintiffs (both individually and derivatively on behalf of LHC) and Defendants.

1.38          “Summary Notice” means the Summary Notice to Current LHC Stockholder, substantially in the form of Exhibit N attached hereto.

1.39          “Unknown Claims” means any Released Claim(s) that the Releasing Parties do not know of or suspect to exist in their favor at the time of the release of the Released Persons, including claims that, if known by them, might have affected their settlement with and release of the Released Persons, or might have affected their decision not to object to this settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, the Parties expressly waive the provisions, rights, and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Releasing Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Releasing Parties to completely, fully, finally, and forever compromise, settle, release, discharge, relinquish, and extinguish any and all Released Claims, known or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Stipulation of which this release is a part.

2.	Settlement Consideration

In consideration of the full settlement and the release of the Released Claims against Defendants and the other Released Parties, LHC agrees to adopt and/or maintain the Corporate Governance Reforms detailed in this Section within sixty (60) days of the Effective Date. The Corporate Governance Reforms shall be maintained for a period of no less than three (3) years from the date of adoption, except for modifications required by applicable law or regulation. LHC acknowledges that the adoption of the Corporate Governance Reforms confers a substantial benefit upon LHC and that the Consolidated Derivative Action was a material and substantial factor in the implementation and/or maintenance of the Corporate Governance Reforms.

A.                Compliance Policies

2.1              The following compliance policies shall be amended as set forth in Exhibits A-F attached to this Stipulation:

i.	Billing Compliance (attached hereto as Exhibit A);

j.	Compliance Auditing and Monitoring (attached hereto as Exhibit B);

k.	Corporate Compliance Lines of Communication (attached hereto as Exhibit C);

l.	Home Health Standards of Conduct (attached hereto as Exhibit D);

m.	Non-Retaliation/Non-Retribution (attached hereto as Exhibit E); and

n.	Reporting Compliance Issues (attached hereto as Exhibit F).

The following Compliance Policies shall remain unchanged as set forth in Exhibit G-H attached to this Stipulation:

o.	Charitable Contributions (attached hereto as Exhibit G); and

p.	Hospice Standards of Conduct (attached hereto as Exhibit H).

B.                 Audit Committee Charter

2.2              LHC’s Audit Committee Charter shall be revised as follows:

a.	Section IV.5(c)(i) of the Audit Committee Charter shall be revised to state:

Meet semi-annually with the Chief Compliance Officer for a report on the Company’s Corporate Compliance Program, including a review of any issues that may affect in any material way the financial reporting process, the financial or enterprise risks of the Company, or internal control systems of the Company, including any changes to CMS reimbursement policies, rules, and/or regulations affecting LHC.

b.	Section IV.5(c)(ii) of the Audit Committee Charter shall be revised to state:

Receive and review semi-annual written reports from the Chief Compliance Officer regarding, among other things: (i) compliance-related activities undertaken by the Company; (ii) any changes to CMS reimbursement policies, rules, and/or regulations affecting LHC; (iii) the results of material compliance audits conducted; (iv) reports on on-going compliance training programs; (v) calls received by the Company’s anonymous hotline and web-based reports, and the investigation and resolution of those matters; (vi) the effectiveness of the Company’s Code of Conduct and Ethics, and (vii) other complaints and allegations relating to the Company’s compliance matters.

C.                 Insider Trading and Pre-Clearance Policies

2.3              The following Insider Trading and Pre-Clearance Policies shall be amended as set forth in Exhibits I-J attached to this Stipulation:

c.	Security Trades by Company Personnel – Insider Trading (attached hereto as Exhibit I); and

d.	Security Trades by Company Personnel – Pre-Clearance (attached hereto as Exhibit J).

The policy entitled “Security Trades by Company Personnel – Insider Trading” (attached hereto as Exhibit I) shall be published on the Company’s website at www.lhcgroup.com. The policy entitled “Security Trades by Company Personnel – Pre-Clearance” (attached hereto as Exhibit J) shall be published on the Company’s internal intranet.

D.                Lead Independent Director Guidelines

2.4              Unless the Chairman is an independent director, the independent directors of the Board shall annually elect or reaffirm by majority vote a Lead Independent Director. The Lead Independent Director shall serve in that position until a successor shall have been duly elected or until the Lead Independent Director resigns, or is otherwise removed from or replaced in that office by the Board. In addition to the duties of all Board members, which shall not be limited or diminished by the Lead Independent Director’s role, the specific responsibilities of the Lead Independent Director shall be to:

k.	Advise the Chairman of the Board as to an appropriate schedule of Board meetings;

l.	Provide the Chairman of the Board with input as to the preparation of agendas for Board meetings, and ensure critical issues are included;

m.	Advise the Chairman of the Board as to the quality, quantity, appropriateness and timeliness of the flow of information provided to the Board;

n.	Recommend to the Chairman of the Board the retention of consultants who report directly to the Board;

o.	Coordinate, develop the agenda for, and preside at meetings of the independent directors, which the Lead Independent Director shall have the authority to call;

p.	Act as principal liaison on Board-wide issues between the independent directors and the Chairman;

q.	In conjunction with the Chairman, facilitate the effective and transparent interaction of Board members and management;

r.	Evaluate, along with the members of the Compensation Committee and the full Board, the CEO’s performance and meet with the CEO to discuss the Board’s evaluation;

s.	Assist in the recruitment of Board candidates; and

t.	Perform such other duties as the Board may from time to time delegate.

E.                 Director Performance Review

2.5              LHC will conduct annual performance reviews of individual Directors by having the Governance Committee (including its Chair) lead an annual performance evaluation of each Director. The Governance Committee will be responsible for determining how to evaluate director performance. The Governance Committee will review each evaluation and, if appropriate, discuss the evaluation with the individual Director.

F.                  Political Contributions

2.6              LHC’s Corporate Governance Guidelines shall be amended to include the following provision:

Management shall update the Board, at least once per year, regarding any political contributions made by the Company to U.S. local, state, and federal government officials who oversee or regulate company operations, including any expenditures on lobbyists and policy action committees, and any contributions to U.S. trade organizations.

3.	Procedure for Implementing the Settlement

3.1              Promptly after execution of the Stipulation, Plaintiffs shall submit the Stipulation together with its exhibits to the Court and shall file a motion and apply for entry of an order substantially in the form of Exhibit K hereto (the Preliminary Approval Order), requesting, inter alia: (i) the preliminary approval of the Settlement set forth in the Stipulation; (ii) approval of the forms and manner of the dissemination of the Notice and Summary Notice to Current LHC Stockholders; and (iii) a date for the Settlement Hearing, pursuant to Federal Rule of Civil Procedure 23.1, for the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable, and adequate, including the payment of attorneys’ fees and expenses in the amount separately negotiated by the Parties.

3.2              Notice to Current LHC Stockholders shall consist of the Notice of Proposed Settlement, which includes the general terms of the Settlement set forth in the Stipulation and the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit L and the Summary Notice substantially in the form attached hereto as Exhibit N.

3.3              Within fifteen (15) business days after the entry of the Preliminary Approval Order, LHC shall cause the Notice and a copy of the Stipulation to be (a) filed with the U.S. Securities and Exchange Commission on Form 8-K; and (b) posted to the Company’s website at www.lhcgroup.com. Additionally, within fifteen (15) business days after the entry of the Preliminary Approval Order, LHC shall cause the Summary Notice to be published one time in Investor’s Business Daily. Prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Notices. LHC shall be solely responsible for paying the costs and expenses related to providing such Notices to its stockholders.

4.	Releases

4.1              Upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever waived, released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons, and shall be permanently barred and enjoined from instituting, commencing, or prosecuting the Released Claims against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation.

4.2              Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Consolidated Derivative Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation.

5.	Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1              After negotiation of the principal terms of the Settlement set forth herein, counsel for Plaintiffs and Defendants separately negotiated at arm’s-length the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. As a result of these negotiations, the Defendants agreed to cause an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in an amount not to exceed $550,000, subject to approval of the Court. The Parties mutually agree that the Fee and Expense Award is fair and reasonable in light of the substantial benefits conferred upon LHC and its stockholders by this Stipulation. The Fee and Expense Award shall constitute final and complete payment for Plaintiffs’ attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Consolidated Derivative Action.

5.2              The Fee and Expense Award shall be made payable via check to Kessler Topaz Meltzer & Check, LLP and Johnson & Weaver, LLP, with one-half of the Fee and Expense Award funded to Kessler Topaz Meltzer & Check, LLP and the other one-half of the Fee and Expense Award funded to Johnson & Weaver, LLP.

5.3              Payment of the Fee and Expense Award shall be made by LHC and/or its insurance carrier as specified in §5.2 above within fifteen (15) business days after (i) the date of the entry of the Preliminary Approval Order or (ii) the date on which Plaintiffs’ Counsel provides sufficient written payment instructions to Defendants’ Counsel (whichever is later), and shall be immediately releasable upon the entry of the Order and Final Judgment, notwithstanding the existence of any collateral attacks on the Settlement and/or the Fee and Expense Award, including, without limitation, any objections or appeals. Any reduction, modification, or non-approval of the Fee and Expense Award shall not in any way delay or preclude the Order and Final Judgment from becoming Final.

5.4              In the event the Judgment fails to become Final as defined in paragraph 1.16 herein, then it shall be the obligation of Plaintiffs’ Counsel to make appropriate refunds or repayments to the Defendants, or at Defendants direction, to their insurance carrier, of any attorneys’ fees and expenses previously paid within ten (10) business days from receiving notice from Defendants’ counsel or from a court of appropriate jurisdiction.

5.5              Except as expressly provided herein, Plaintiffs and Plaintiffs’ Counsel shall bear their own fees, costs, and expenses, and no Released Person shall assert any claim for expenses, costs, or fees against Plaintiffs or Plaintiffs’ Counsel.

6.	Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination

6.1              The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

A.                LHC’s Board has approved the Stipulation within thirty (30) days of execution of the Stipulation;

B.                 The Preliminary Approval Order has been entered by the Court substantially in the form of Exhibit K;

C.                 The Order and Final Judgment has been entered by the Court substantially in the form of Exhibit M hereto;

D.                The Fee and Expense Award has been paid; and

E.                 The Order and Final Judgment has become Final.

6.2              If any of the conditions specified in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated unless the Parties mutually agree in writing, by and through their respective counsel, to proceed with the Stipulation.

6.3              In the event that the Stipulation or Settlement is not approved by the Court, or the Settlement is terminated for any reason, the Parties shall be restored to their respective positions in the Consolidated Derivative Action as of the last date before this Stipulation, and all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Consolidated Derivative Action or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-1.41, 6.2, 6.3, 7.3-7.16 herein, shall have no further force and effect with respect to the Parties and shall not be used in the Consolidated Derivative Action or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

7.	Miscellaneous Provisions

7.1              The Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation.

7.2              The Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs, the Individual Defendants, and LHC with respect to the Consolidated Derivative Action. The Settlement shall not be deemed an admission by any Party as to the merits of any claim, allegation, or defense. The Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Order and Final Judgment shall contain a finding that during the course of the litigation, the Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws and rules.

7.3              The provisions contained in this Stipulation (including any exhibits attached hereto) shall not be deemed a presumption, concession, or admission by any Party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Consolidated Derivative Action or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Consolidated Derivative Action or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. The Released Persons may file the Stipulation and/or the Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.4              The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.5              The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest.

7.6              This Stipulation and the exhibits attached hereto constitute the entire agreement among the Parties and no representations, warranties, or inducements have been made to any Party concerning the Stipulation or any of its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Party shall bear its own costs.

7.7              Each counsel or other Person executing this Stipulation or its exhibits on behalf of any Party hereby warrants that such Person has the full authority to do so.

7.8              This Stipulation may be executed in one or more counterparts. A faxed or pdf signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts, and each of them, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

7.9              This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Persons.

7.10          The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

7.11          This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Louisiana, and the rights and obligations of the parties to this Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Louisiana without giving effect to that state’s choice-of-law principles.

7.12          Plaintiffs have not assigned, encumbered, or in any manner transferred in whole or in part any of the Released Claims.

7.13          All agreements made and orders entered during the course of the Consolidated Derivative Action relating to the confidentiality of information shall survive this Stipulation.

7.14          Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

The Stipulation shall be deemed drafted equally by all parties hereto.

In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.

IN WITNESS WHEREOF, the Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated October 7, 2015.

KESSLER TOPAZ MELTZER & CHECK, LLP	ALSTON & BIRD LLP

/s/ Eric L. Zagar	/s/ Elizabeth Gingold Greenman
Eric L. Zagar	John A. Jordak, Jr.
Robin Winchester	Elizabeth Gingold Greenman
Kristen L. Ross	1201 West Peachtree Street NW
280 King of Prussia Road	Atlanta, GA 30309
Radnor, PA 19087	Telephone: (404) 881-7868
Telephone: 610-667-7706	Facsimile: (404) 253-8358
Facsimile: 610-667-7056
JONES WALKER LLP
JOHNSON & WEAVER, LLP
Gary J. Russo
/s/ Frank J. Johnson	Carmen M. Rodriguez
Frank J. Johnson	600 Jefferson Street, Suite 1600
600 West Broadway, Suite 1540	Lafayette, LA 70501
San Diego, CA 92101	Telephone: (337) 593-7610
Telephone: (619) 230-0063	Facsimile: (337) 593-7601
Facsimile: (619) 255-185
Counsel for Defendants in the Consolidated Derivative Action
-and-

Michael I. Fistel, Jr.
40 Powder Springs Street
Marietta, GA 30064
Telephone: (770) 200-3104

O’BELL LAW FIRM, LLC

Eric J. O’Bell
3500 North Hullen Street
Metairie, LA 70002
Telephone: (504) 456-8677
Facsimile: (504) 456-8653

Counsel for Plaintiffs in the Consolidated Derivative Action